Exhibit 10.3

ELIGIBLE LENDER TRUST AGREEMENT
between
NELNET SUPERCONDUIT FUNDING, LLC,
as the Funding Note Issuer
and
ZIONS FIRST NATIONAL BANK,
not in its individual capacity but solely as the
Eligible Lender Trustee
Dated as of May 13, 2009

i

ii

ELIGIBLE LENDER TRUST AGREEMENT
ELIGIBLE LENDER TRUST AGREEMENT (the “Agreement”), dated as of May 13, 2009 between NELNET SUPER CONDUIT FUNDING, LLC, a Delaware limited liability company (the “Funding Note Issuer”), and ZIONS FIRST NATIONAL BANK, a national banking association, not in its individual capacity but solely as eligible lender trustee on behalf and for the benefit of the Funding Note Issuer (the “Eligible Lender Trustee”).
WHEREAS, the Funding Note Issuer is a limited liability company established for the purpose of purchasing certain Eligible Loans from National Education Loan Network, Inc. or its subsidiaries or affiliates and will fund such purchases in part through the issuance and sale of a Funding Note to the Conduit Lender;
WHEREAS, on the date hereof, the Funding Note Issuer will enter into (i) a Student Loan Purchase Agreement with National Education Loan Network, Inc., a Nevada corporation (the “Seller”), (ii) various Servicing Agreements with the applicable Servicers, and (iii) the Funding Note Purchase Agreement (as defined below), for the purpose of effecting the purchase, servicing and pledge, as applicable, of certain Eligible Loans (the “Financed Student Loans”);
WHEREAS, the Funding Note Issuer desires that the Financed Student Loans be held by an “eligible lender” within the meaning of Section 435(d) of the Higher Education Act; and
WHEREAS, the Eligible Lender Trustee is an “eligible lender” within the meaning of Section 435(d) of the Higher Education Act and is willing to hold legal title to such Financed Student Loans on behalf and for the benefit of the Funding Note Issuer (which is not an “eligible lender”) according to the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the promises and of the mutual covenants contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, the Funding Note Issuer and the Eligible Lender Trustee hereby agree as follows:
ARTICLE I
DEFINITIONS AND USAGE
Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Funding Note Purchase Agreement, dated as of May 13, 2009, among the Funding Note Issuer, the Eligible Lender Trustee, Straight-A Funding, LLC, as Conduit Lender, The Bank of New York Mellon, as Conduit Administrator, Securities Intermediary and Conduit Lender Eligible Lender Trustee, National Education Loan Network, Inc., as SPV Administrator, Nelnet, Inc., as Sponsor, BMO Capital Markets Corp., as Manager, and National Education Loan Network, Inc., as Master Servicer (as amended, restated, supplemented or otherwise modified from time to time, the “Funding Note Purchase Agreement”), which also contains rules as to usage that shall be applicable herein.
ARTICLE II
APPOINTMENT OF ELIGIBLE LENDER TRUSTEE
Section 2.01. Appointment of Eligible Lender Trustee. The Funding Note Issuer hereby appoints the Eligible Lender Trustee, effective as of the date hereof, as trustee, to have all the rights, powers and duties set forth herein, including, without limitation:
(i) to hold legal title to the Financed Student Loans on behalf of and for the benefit of the Funding Note Issuer;

(ii) to the extent it is a party thereto, enter into and perform its obligations as the Eligible Lender Trustee under the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements, the Department Put Agreement and this Agreement; and
(iii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
Section 2.02. Declaration of Trust. The Eligible Lender Trustee hereby declares that it will hold the Financed Student Loans in trust upon and subject to the conditions set forth herein for the use and benefit of the Funding Note Issuer, subject to the obligations of the Eligible Lender Trustee under the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, the Department Put Agreement and any Servicing Agreement to which it is a party. Effective as of the date hereof, the Eligible Lender Trustee shall have all rights, powers and duties set forth herein with respect to accomplishing the purposes of this Agreement.
Section 2.03. Title to Financed Student Loans. Legal title to all of the Financed Student Loans shall be vested at all times during the term of this Agreement in the Eligible Lender Trustee on behalf and for the benefit of the Funding Note Issuer.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE FUNDING NOTE ISSUER
The Funding Note Issuer hereby represents and warrants to the Eligible Lender Trustee that:
(i) It is duly organized and validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.
(ii) It has all necessary power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Funding Note Issuer by all necessary action.
(iii) This Agreement constitutes a legal, valid and binding obligation of the Funding Note Issuer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity.
(iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of formation or limited liability company operating agreement, in effect as of the date hereof, of the Funding Note Issuer, or any indenture, agreement or other instrument to which the Funding Note Issuer is a party or by which it is bound; nor result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Transaction Documents); nor violate any law or any order, rule or regulation applicable to the Funding Note Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Funding Note Issuer or its properties.

ARTICLE IV
AUTHORITY AND DUTIES OF ELIGIBLE LENDER TRUSTEE
Section 4.01. General Authority. The Eligible Lender Trustee is authorized and directed to execute and deliver the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements to which it is a party and this Agreement and each certificate or other document attached as an exhibit to or contemplated by such agreements, in each case, in such form as the Funding Note Issuer shall approve as evidenced conclusively by the Eligible Lender Trustee’s execution thereof. The Eligible Lender Trustee is also authorized and directed on behalf and for the benefit of the Funding Note Issuer to acquire and hold legal title to the Financed Student Loans and to take all actions required of the Eligible Lender Trustee pursuant to the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements to which it is a party, the Department Put Agreement and this Agreement including, but not limited to, applying to the Department on behalf of itself and the Funding Note Issuer for a lender identification number with respect to the Financed Student Loans.
Section 4.02. General Duties. It shall be the duty of the Eligible Lender Trustee to discharge (or cause to be discharged) all its responsibilities as the Eligible Lender Trustee pursuant to the terms of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements to which it is a party, the Department Put Agreement, this Agreement and any other Transaction Documents to which the Eligible Lender Trustee is a party.
Section 4.03. No Duties Except as Specified in this Agreement. The Eligible Lender Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Financed Student Loans, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Eligible Lender Trustee is a party, except as expressly provided by the terms of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party, the Department Put Agreement or this Agreement; and no implied duties or obligations shall be read into the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party, the Department Put Agreement or this Agreement against the Eligible Lender Trustee.
Section 4.04. No Action Except Under Specified Documents. The Eligible Lender Trustee shall not otherwise deal with the Financed Student Loans except in accordance with the powers granted to and the authority conferred upon the Eligible Lender Trustee pursuant to the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party, the Department Put Agreement, this Agreement and any other Transaction Documents to which the Eligible Lender Trustee is a party.
Section 4.05. Restrictions. The Eligible Lender Trustee shall not take any action that is inconsistent with the purposes of the Funding Note Issuer set forth in the Transaction Documents and the Department Put Agreement.
ARTICLE V
CONCERNING THE ELIGIBLE LENDER TRUSTEE
Section 5.01. Acceptance of Trust and Duties. The Eligible Lender Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Eligible Lender Trustee shall not be answerable or accountable hereunder or under the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, the Department Put Agreement or any Servicing Agreement to which it is a party under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 5.02 below expressly made by the Eligible Lender Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
(i) The Eligible Lender Trustee shall not be liable for any error of judgment made by a responsible officer, director, employee, affiliate, agent or attorney of the Eligible Lender Trustee.

(ii) No provision of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party, the Department Put Agreement or this Agreement shall require the Eligible Lender Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, the Department Put Agreement or any Servicing Agreement to which it is a party, if the Eligible Lender Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.
(iii) The Eligible Lender Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Funding Note Issuer or for the form, character, genuineness, sufficiency, value or validity of any of the Financed Student Loans or for or in respect of the validity or sufficiency of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, the Department Put Agreement or any Servicing Agreement to which it is a party.
(iv) In no event shall the Eligible Lender Trustee or its affiliates, directors, officers, agents, attorneys or employees be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever irrespective of whether the Eligible Lender Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(v) The Eligible Lender Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, and shall be entitled to advice of counsel concerning all matters, and may in all cases pay such reasonable compensation to any attorney, agent, receiver or employee retained or employed by it in connection herewith (such compensation to be reimbursed pursuant to Section 6.01). The Eligible Lender Trustee may act upon the opinion or advice of any attorney or accountant selected by it in the exercise of reasonable care or, if selected or retained by the Funding Note Issuer, approved by the Eligible Lender Trustee in the exercise of such care. The Eligible Lender Trustee shall not be responsible for any loss or damage resulting from any action or non-action based on its good faith reliance upon such opinion or advice.
(vi) The Eligible Lender Trustee shall not be responsible for any recital herein or for the recording or re-recording, filing, re-filing of any document or any supplement or amendment thereto, or the filing of financing statements, or for the validity of the execution by the Funding Note Issuer of this Agreement or any other Transaction Document to which it is a party, or of any supplemental agreements or instruments of further assurance, or for the value or title of the Financed Student Loans or otherwise as to the maintenance of the security hereof.
Section 5.02. Representations and Warranties. The Eligible Lender Trustee hereby represents and warrants to the Funding Note Issuer that:
(i) It is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Utah, at which it will act as eligible lender trustee for the Funding Note Issuer. It has all requisite power and authority to execute, deliver and perform its obligations under the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements to which it is a party, the Department Put Agreement and this Agreement.
(ii) It has taken or will take, prior to the related effective date thereof, all action necessary to authorize the execution and delivery by it of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements to which it is a party and this Agreement, and the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements to which it is a party and this Agreement have been executed and delivered by one of its officers who is duly authorized to execute and deliver the same on its behalf.

(iii) Neither the execution nor the delivery by it of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party or this Agreement, nor the consummation by it of the transactions contemplated thereby or hereby nor compliance by it with any of the terms or provisions thereof or hereof will contravene any federal or New York state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.
(iv) It is and will maintain its status as an “eligible lender” (as such term is defined in Section 435(d) of the Higher Education Act) for purposes of holding legal title to the Financed Student Loans and will apply to the Department for a lender identification number with respect to the Financed Student Loans as contemplated by the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, all Servicing Agreements, the Department Put Agreement and this Agreement.
Section 5.03. Not Acting in Individual Capacity. Except as provided in this Article V, in accepting the trust hereby created, Zions First National Bank acts solely as Eligible Lender Trustee hereunder on behalf and for the benefit of the Funding Note Issuer and not in its individual capacity.
Section 5.04. Eligible Lender Trustee Not Liable for the Financed Student Loans. The Eligible Lender Trustee makes no representations as to the validity or sufficiency of the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party, the Department Put Agreement, this Agreement or of any Financed Student Loan or related documents. The Eligible Lender Trustee shall at no time have any responsibility for or with respect to the sufficiency of the Financed Student Loans; the validity or completeness of the assignment to the Eligible Lender Trustee of legal title to any Financed Student Loan on behalf and for the benefit of the Funding Note Issuer; the performance or enforcement (except as expressly set forth in the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, the Department Put Agreement or any Servicing Agreement to which it is a party) of any Financed Student Loan; the compliance by the Funding Note Issuer or any Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action or inaction of the SPV Administrator, the Conduit Administrator, the Manager, the Sponsor or any Servicer taken in the name of the Eligible Lender Trustee.
ARTICLE VI
COMPENSATION AND INDEMNIFICATION OF ELIGIBLE LENDER TRUSTEE
Section 6.01. Fees. The Eligible Lender Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Funding Note Issuer (or any affiliate thereof) and the Eligible Lender Trustee, and the Eligible Lender Trustee shall be entitled to be reimbursed by the Funding Note Issuer, to the extent provided in such separate agreement, for its other reasonable expenses hereunder, including, but not limited to, reimbursement of the fees and expenses of its counsel.
Section 6.02. Indemnity. The Funding Note Issuer shall, and shall cause the SPV Administrator to, and by its execution hereof, the SPV Administrator hereby agrees to, indemnify the Eligible Lender Trustee in its individual capacity and any of its officers, directors, employees and agents as and to the extent provided for in Sections 7.01 and 7.02 of the Funding Note Purchase Agreement.

Section 6.03. Survival. The provisions of this Article VI shall be continuing and shall survive the termination of this Agreement or the resignation or removal of the Eligible Lender Trustee.
ARTICLE VII
TERMINATION OF FUNDING NOTE ISSUER ELIGIBLE LENDER TRUST AGREEMENT
This Agreement (other than Article VI) and the trust created hereby shall terminate and be of no further force or effect upon the earlier of (i) the payment in full of the principal of and interest on the Funding Notes and the termination of the Funding Notes under the Funding Note Purchase Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.
ARTICLE VIII
SUCCESSOR ELIGIBLE LENDER TRUSTEES
Section 8.01. Eligibility Requirements for Eligible Lender Trustee. The Eligible Lender Trustee shall at all times be a corporation or banking association (i) qualifying as an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Student Loans on behalf and for the benefit of the Funding Note Issuer, with a valid lender identification number with respect to the Financed Student Loans from the Department; and (ii) being authorized to exercise corporate trust powers and hold legal title to the Financed Student Loans. In case at any time the Eligible Lender Trustee shall cease to be eligible in accordance with the provisions of this Section, the Eligible Lender Trustee shall resign immediately in the manner and with the effect specified in Section 8.02.
Section 8.02. Resignation or Removal of Eligible Lender Trustee. The Eligible Lender Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Funding Note Issuer. Upon receiving such notice of resignation, the Funding Note Issuer shall promptly appoint, with the consent of the Manager on behalf of the Conduit Lender (which consent shall not be unreasonably withheld, conditioned or delayed), a successor Eligible Lender Trustee meeting the eligibility requirements of Section 8.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Eligible Lender Trustee and one copy to the successor Eligible Lender Trustee. If no successor Eligible Lender Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Eligible Lender Trustee may petition any court of competent jurisdiction for the appointment of a successor Eligible Lender Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Eligible Lender Trustee from any obligations otherwise imposed on it under the Funding Note Purchase Agreement, the Student Loan Purchase Agreement, any Servicing Agreement to which it is a party, the Department Put Agreement or this Agreement until such successor has in fact assumed such appointment.
If at any time the Eligible Lender Trustee shall cease to be or shall be likely to cease to be eligible in accordance with the provisions of Section 8.01 and shall fail to resign after written request therefor by the Funding Note Issuer, then the Funding Note Issuer may remove the Eligible Lender Trustee. If the Funding Note Issuer shall remove the Eligible Lender Trustee under the authority of the immediately preceding sentence, the Funding Note Issuer shall promptly appoint a successor Eligible Lender Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Eligible Lender Trustee so removed and one copy to the successor Eligible Lender Trustee together with payment of all fees owed to the outgoing Eligible Lender Trustee.
Any resignation or removal of the Eligible Lender Trustee and appointment of a successor Eligible Lender Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Eligible Lender Trustee pursuant to Section 8.03 and payment of all fees and expenses owed to the outgoing Eligible Lender Trustee.

Section 8.03. Successor Eligible Lender Trustee. Any successor Eligible Lender Trustee appointed pursuant to Section 8.02 shall execute, acknowledge and deliver to the Funding Note Issuer and to its predecessor Eligible Lender Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Eligible Lender Trustee shall become effective and such successor Eligible Lender Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Eligible Lender Trustee. The predecessor Eligible Lender Trustee shall upon payment of its fees and expenses deliver to the successor Eligible Lender Trustee all documents, statements, moneys and properties held by it in trust under this Agreement and shall assign, if permissible, to the successor Eligible Lender Trustee any lender identification number obtained from the Department with respect to the Financed Student Loans to the extent such number is used by the Eligible Lender Trustee solely with respect to such Financed Student Loans; and the Funding Note Issuer and the predecessor Eligible Lender Trustee, at the sole cost and expense of the Funding Note Issuer, shall execute and deliver such instruments (in form and substance reasonable satisfactory to the Eligible Lender Trustee) and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Eligible Lender Trustee all such rights, powers, duties and obligations.
No successor Eligible Lender Trustee shall accept such appointment as provided in this Section unless at the time of such acceptance such successor Eligible Lender Trustee shall be eligible pursuant to Section 8.01.
Section 8.04. Merger or Consolidation of Eligible Lender Trustee. Any corporation or banking association into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all the corporate trust business of the Eligible Lender Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Eligible Lender Trustee hereunder; provided, that such corporation or banking association shall be eligible pursuant to Section 8.01.
ARTICLE IX
MISCELLANEOUS
Section 9.01. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, is signed by all the parties hereto and, in the case of a waiver, is signed by the party granting the waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment to this Agreement shall be effective unless each Rating Agency shall have been provided with at least ten (10) days prior notice and S&P shall not have notified the Manager or the SPV Administrator that such amendment would result in a reduction, qualification or withdrawal of the then-current rating of the Funding Note. To the extent the consent of any of the parties hereto is required under this Agreement, the determination as to whether to grant or withhold such consent shall be made by such party in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein or therein.
Section 9.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth on the signature pages hereto or as specified in the Funding Note Purchase Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by e-mail (to the extent an e-mail address has been provided), when sent to the specified e-mail address and an appropriate confirmation is received, (iii) if given by mail, five days after being deposited in the United States mails, first class postage prepaid, (iv) if given by recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (v) if given by any other means, when delivered at the address specified in this Section.

Section 9.03. No Waivers; Remedies. No failure or delay by any party hereto in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 9.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no party may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party, except as otherwise permitted by this Agreement and any such purported assignment without such consent shall be void.
Section 9.05. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING REGARD TO CONFLICTS OF LAWS PRINCIPALS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 9.06. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
Section 9.07. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.
Section 9.08. Bankruptcy Non-Petition and Limited Recourse. The Eligible Lender Trustee (not in its individual capacity but solely as Eligible Lender Trustee), by entering into this Agreement, hereby covenants and agrees that it will not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Funding Notes, institute against, or join any other Person in instituting against, the Funding Note Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided that nothing in this provision shall preclude or be deemed to stop any party hereto (a) from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by the Funding Note Issuer or (ii) any involuntary insolvency proceeding filed or commenced against the Funding Note Issuer by a Person other than any other party hereto or (b) from commencing against the Funding Note Issuer or the Pledged Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency or a liquidation proceeding. The obligations of the Funding Note Issuer are limited recourse obligations payable solely from the Pledged Collateral and, following realization of the Pledged Collateral and its application in accordance with the terms of the Funding Note Purchase Agreement, any outstanding obligations of the Funding Note Issuer shall be extinguished and shall not thereafter revive. In addition, no recourse shall be had for any amounts payable or any other obligations arising under the Transaction Documents against any officer, member, director, employee, partner or security holder of the Funding Note Issuer or any of their successors or assigns. The foregoing shall not limit the rights of the Eligible Lender Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding instituted against the Funding Note Issuer by a Person other than the Eligible Lender Trustee.

Section 9.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.
Section 9.10. Entire Agreement. This Agreement, including all Exhibits, Schedules and Appendices and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written with respect to the subject matter hereof.
Section 9.11. Limitation of Liability. No claim may be made by any party hereto or any other Person against any other party hereto or their affiliates, directors, officers, employees, attorneys or agents for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 9.12. Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.
Section 9.13. Limitations on Rights of Others. Except as provided in Section 9.14 hereof, the provisions of this Agreement are solely for the benefit of the Funding Note Issuer and the Eligible Lender Trustee and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Pledged Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
Section 9.14. Acknowledgement and Agreement. By execution of this Agreement, each party hereto expressly acknowledges and agrees that all of the Funding Note Issuer’s (and the Eligible Lender Trustee’s) right, title, and interests in, to, and under this Agreement shall be assigned by the Funding Note Issuer (or the Eligible Lender Trustee on its behalf) for collateral purposes to the Conduit Lender and the Conduit Lender Eligible Lender Trustee pursuant to the Funding Note Purchase Agreement, and such party consents to such assignment. Further, each of the parties hereto acknowledges and agrees that the Conduit Lender, the Conduit Lender Eligible Lender Trustee and the Affected Parties are express third party beneficiaries of the rights of the Funding Note Issuer and the Eligible Lender Trustee arising hereunder. The Eligible Lender Trustee acknowledges that after an Event of Default and during the continuation thereof, the Conduit Lender and the Conduit Lender Eligible Lender Trustee shall have the right to enforce the Funding Note Issuer’s rights and remedies under this Agreement, including, without limitation, the right at any time to enforce this Agreement and the obligations of the Eligible Lender Trustee hereunder; provided, however, that neither the Conduit Lender nor the Conduit Lender Eligible Lender Trustee shall be obligated to perform any of the obligations of the Funding Note Issuer or the Eligible Lender Trustee under this Agreement. The Eligible Lender Trustee acknowledges that the rights of the Funding Note Issuer, the Conduit Lender, the Conduit Lender Eligible Lender Trustee and any Affected Party with respect to the rights and remedies in connection with any breach of any representation, warranty or covenant made by the Eligible Lender Trustee under this Agreement shall be continuing and shall survive any termination of this Agreement.

Section 9.15. Force Majeure. The Eligible Lender Trustee shall not be deemed to have breached its obligations pursuant to this Agreement if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Eligible Lender Trustee shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.
Section 9.16. Survival. The provisions of this Article IX shall be continuing and shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Eligible Lender Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

ZIONS FIRST NATIONAL BANK, not in its individual capacity but solely as the Eligible Lender Trustee hereunder
By:	/s/ David W. Bata
	Name:	David W. Bata
	Title:	Vice President and Trust Officer

Address:

1001 Seventeenth Street, Suite 1050 Denver, CO 80202

NELNET SUPERCONDUIT FUNDING, LLC, as the Funding Note Issuer
By:	/s/ Hannah Smitterberg
	Name:	Hannah Smitterberg
	Title:	Assistant Vice President

Address:

c/o National Education Loan Network, Inc., as Administrator 121 South 13th Street, Suite 201 Lincoln, NE 68505

Acknowledged and Agreed with respect to Section 6.02:

NATIONAL EDUCATION LOAN NETWORK, INC., as the SPV Administrator

By:	/s/ Terry Heimes

	Name:	Terry Heimes
	Title:	CFO

Address: 121 South 13th Street, Suite 201 Lincoln, NE 68505